Exhibit 99.1
Investor Update September 2006 Charles Eddy Chief Financial Officer

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Our Businesses Leader in Advanced Low Light Video Imaging Technology Equipment Products Low Light Imaging Leader in Media Manufacturing Systems for Hard Disk Drive Industry Hard Disk Drive Market Increasing Driven by Digital Data Growth New Media Technology Requires Re-Tooling of Installed Base Patented Leading Edge Sensor Technology Business Transitioning From Paid Contract R&D to Product Revenues Opportunities in Military, Medical, Scientific and Industry Markets Developing Products to Serve Semiconductor Equipment Market > 600% Growth 2002 Q3 to 2006 2004: 126% 2005: 114% 2006: 63% - 78% Projected

Intevac Growth Vectors Goal: 30% Compound Annual Growth Over 10 Years Actual Plus 2006 Estimate Per August 1, 2006 Conference Call Ahead of Goal Today Progress May Be Lumpy, Especially Quarter to Quarter 3 Growth Vectors Hard Drive Media Manufacturing Equipment Low Light Imaging Semiconductor Equipment 30% CAGR Actual Revenue 2002 34 34 2003 44 36 2004 57 70 2005 75 137 2006 97 230 2007 126 2008 164 2009 213 2010 277 2011 360 2012 469 30% CAGR Goal Line EST Hard Drive Media Manufacturing Equipment Semiconductor Manufacturing Equipment Low Light Imaging Business

Equipment Products Business Leading Provider of Media Manufacturing Systems Coated Disk Aluminum or Glass Disk Intevac(r) 200 Lean Hard Disk Drive Intevac All Other Competitors Source: Company Estimates 2005 End, Total Systems Installed Bas e (Fuji Electric) (Fuji Electric) Market Share Customers

Equipment Products Business Growing End Market for Hard Drives Requires Additional Systems 2005 2006 2007 2008 2009 2010 Emerging Market 59.4 82.8 113.4 151.5 196.9 248.1 Mobile Phone Emerging Country PC Markets Growing Disks Per Hard Drive Increasing Areal Density Growth Slowing Rapid Growth In Consumer Applications ~ 32% CAGR 1999 - 2002 2002 - 2003 2004 - 2010 Source: Komag Investor Relations Overview 12/05 Source: Forrester Research Desktop PCs Notebook PCs External Hard Disk Drives Interactive Gaming Digital Video Recorder Digital Audio Digital Photo Automotive Digital Camcorder HDTV Servers & Storage Sub-Systems Source: Trendfocus Global Hard Disk Drive Forecast Year Areal Density Growth Disks Per Drive 100% 60% 40% 2.4 ? 1.4 1.4 ? 1.3 1.3 ? 1.6 (Est.) 1980 2010 2000 2005 2006 2007 2008 2009 2010 Information Technology 319 364 403 439 480 527 Consumer Electronics 63 81 112 140 178 221 Information Technology Hard Drives (Millions Per Year) Consumer Electronics

Equipment Products Business Media Technology Change Requires New Systems 2005 2006 2007 2008 2009 2010 Longitudinal 99 90 63 33 14 0 Perpendicular 1 10 37 67 86 100 2005 2010 Large Number of Systems Required For Transition To Perpendicular Over Next 5 Years Source: Coughlin Associates >2010 > 600GB >2010 > 600GB 240 240 < 2004 2006 < 2004 < 80GB 160 160 Perpendicular < 80GB Longitudinal Legacy System MDP 250B 550 Disks/Hour 60% Market Share 800 Disks/Hour >40 Systems Installed by MAR '06 >60% Market Share Next Generation System 200 Lean >110 Systems Installed Base (Platter Capacity) 12-20+ Process Steps £ 12 Process Steps Percent Perpendicular Media Transition 09 08 07 06

Equipment Products Business Strategy Continued Focus on Gross Margin and Cycle Time Improvement Transition more operational activities to Intevac Singapore Selected sub system module manufacturing Expand service base in Asia Co-Locate Close to Customer Sites in Asia for Service and Support Develop New Products That Build Upon Our Technology and Expertise to Address Significant Markets

Expanding Served Available Market Today's Served Market: Hard Drive Media Equipment Market ~ $ 350M Future: Semiconductor Equipment (Plasma Only) Market ~ $ 8B Intevac Market Share Intevac Has Expertise to Address Much Larger Market Many of Today's Successful Semiconductor Products Created by Intevac Staff in Prior Companies Intevac Staff Experienced in Supporting Major Semiconductor Customers Growth

Low Light Imaging Business Overview Value Proposition Cameras and Imaging Systems Operating in Visible and Near Infra Red Light Spectrum Most Sensitive Most Cost Effective Least Power Consuming Mega Pixels Goal: Multi-Hundred Million Dollar Global Business Split Between Government and Commercial Markets by 2010

Digital Enhanced Night Vision Goggle Digitally Fused Night Vision & Infra Red Future Teamed For Complete Product OEM Supplier of Camera Module Won 1st Major NATO Program (Night Vision Only) Intevac Solution Low Light Imaging Business Head Mounted Night Vision Legacy Night Vision Goggle Product Technology Direct View Analog Prime Supplier ITT Northrop Grumman Recent Contracts 5 Year Award $3.2B

Low Light Imaging Business Commercial Products (r) (tm) (tm) Uniquely Designed For Commercial Markets First Delivered Q1-06 Addresses $30M Plus Physical Science Market

Business Model Trends and Goals Proforma Excluding Stock Option Expenses Revenue ($M) Long Term Goal* Improvement Initiatives 2004 2005 2006 EST1 Gross Margin Operating Expense Other Income Profit Before Tax (PBT) 23% 32% 35% >45% Imaging Product and Semiconductor Equipment Margin Increase Asia Manufacturing Expansion 30% 21% 18-20% 25% 1% 1% 1% 6% 12% 14-18% > 20% Lean Thinking Business Principles Consistently eliminate waste Reduce cycle times 1 Based Upon August 1, 2006 Conference Call $70M $137M 220-240

Investment Rationale Significant Opportunities in Growing Markets Hard Disk Equipment Capacity and Re-Tooling Equipment Expertise Applicable to Major New Market Military and Commercial Low Light Imaging Products Management and Technology Team with Proven Track Record Developing and Managing Billion Dollar Businesses Developing Advanced Equipment Solutions Marketing to Industry Leaders Targeting Sustainable 30% Year Over Year Revenue Growth Sound Balance Sheet No Debt, No Intangibles $46 Million Cash and Equivalents Profitable, Generating Cash

Investor Update September 2006 Charles Eddy Chief Financial Officer